CITY NATIONAL BANK                                      SWIFT ADDRESS:  CINAUS6L
INTERNATIONAL DEPARTMENT                                TELEX NO.:       825717
606 SOUTH OLIVE STREET, SUITE 300
LOS AGNELES, CALIFORNIA  90014                          FAX NO. (213) 347-2327

ISSUE DATE:  05/22/98

AMENDMENT NO. 1 TO IRREVOCABLE STANDBY LETTER OF CREDIT
970919.OD.0002

BENEFICIARY:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA N.A.
               725 SOUTH FIGUEROA STREET, NO. 3100
               LOS ANGELES, CA  90017

APPLICANT:     R & E GAMING CORP.
               A DELAWARE CORPORATION
               P.O. BOX 9660
               RANCHO SANTA FE, CA  92067

Gentlemen:

WE HEREBY AMEND OUR IREVOCABLE STANDBY LETTER OF CREDIT DATED 09/26/97 ISSUED IN YOUR FAVOR AS FOLLOWS:

- NEW DATE OF EXPIRY: 05/01/99

1. EXHBIT "A" IS NOW TO READ AS PER ATTACHED.

2. SPECIAL CONDITIONS:

IT IS A CONDITION OF THIS LETTTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE (1) YEAR FROM THE EXPIRY DATE HEREOF AND ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY EXPIRATION DATE, WE SHALL NOTIFY YOU IN WRITING BY REGISTERED MAIL RETURN RECEIPT REQUESTED OR BY OVEERNIGHT COURIER SERVICE AT THE BENEFICIARY'S ADDRESS AS STATED IN THE LETTER OF CREDIT, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
THIS AMENDMENT FROMS AN INTEGRAL APRT OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.


/s/ To Man Yuen                                   /s/ Chan Yuk Wah Wong
-------------------------                         -----------------------------
AUTHORIZED SIGNATURE                              AUTHORIZED SIGNATURE
TO MAN YUEN                                       CHAN YUK WAH WONG
ASSISTANT VICE PRESIDENT                          INTERNATIONAL BANKING OFFICER

SPECIAL INSTRUCTIONS TO BENEFICIARY: PLEASE SIGN AND RETURNT HE ATTACHED COPY OF THIS AMENDMENT SIGNIFYING YOUR CONSENT THERETO OR REJECTION THEREOF. UPON RECEIPT OF YOUR COSENT, THIS AMENDMENT WILL BE CONSIDERED OPERATIVE.

CONSENT:                                                      REJECTION:


--------------------------------               --------------------------------
AUTHORIZED SIGNATURE                           AUTHROIZED SIGNATURE
STATE STREET BANK AND                          STATE STREET BANK AND
TRUST COMPANY OF CALIFORNIA N.A.               TRUST COMPANY OF CALIFORNIA N.A.

Date:                                          DATE:
     ----------------------                         ---------------------------

CITY NATIONAL BANK
INTERNATIONAL DEPARTMENT
606 SOUTH OLIVE STREET, SUITE 300
LOS AGNELES, CALIFORNIA  90014


This forms an integral part of Irrevocable standby Letter of Credit Number 970919.OD.0002 - Amendment No. 1 dated May 22, 1998



                                   EXHIBIT "A"


         The undersigned, a duly authorized officer of State Street Bank and Trust Company of California N.A. (the "Escrow Agent"), hereby certifies to City National Bank (the "Bank") with reference to irrevocable Letter of Credit No. 970919.OD.0002 (the "Letter of Credit") issued by the Bank that the Escrow Agent is delivering notice as provided in Section 5(a) of the Amendment, dated as of May 1, 1998, to the Escrow Agreement, dated as of September 15, 1997, among R&E Gaming Corp., Riviera Holdings Corporation and Escrow Agent (collectively the "Escrow Agreement") in full compliance with the terms and condition of the Escrow Agreement, as amended.

         Demand is hereby made under the Letter of Credit for $5,172,427.00. Please remit payment to State Street Bank and Trust California, N.A., Account No. ______________, at _________________, ABA No. ______________, at
_________________



                                         By:
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                                         Name:
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                                         Title:
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                                         Date:
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